UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2025

THUNDER MOUNTAIN GOLD, INC.
(Exact name of registrant as specified in its charter)

Idaho	001-08429	91-1031015
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11770 W. President Drive, Ste. F
 Boise, Idaho, United States 83713
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (208) 658-1037

11770 W. President Dr., Ste. F
 Boise, Idaho, 83713 United States
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SEC 873  (11-14) Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 1.01 Entry into a Material Definitive Agreement.

On April 23, 2025, Thunder Mountain Gold, Inc. initiated a private offering to purchase, in the aggregate, 10,000,000 units, each unit consisting of one (1) share of common stock, and a warrant to purchase one-half of share of common stock. The Warrant is good for 2 years from the close of the offering, with an exercise price of $0.18 per share.   The minimum individual subscription was $5,000 for non-insiders.  Participation was limited to eight people, all of whom were accredited investors. There was no placement agent fee paid in the offering, and no accountable or unaccountable expense allowance.

The closing date for the financing was May 25, 2025, and the Company received $1,200,000 in total proceeds.  The Company filed the final Form 4B with the Toronto Stock Exchange - Venture Exchange on May 26, 2025.

The offering was believed exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(6) the Securities Act of 1933, as amended.  The securities offered, sold, and issued in connection with the private placement have not been or are not registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements.

Item 3.02 Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER MOUNTAIN GOLD, INC.

                      (Registrant)

  By: /s/ Eric T. Jones

  -------------------------------------------------

President, Director and Chief Executive Officer

Date:  May 30, 2025